EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

             In connection with the quarterly report on Form 10-Q of MapInfo Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, K. Wayne McDougall, Interim Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

             (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003	/s/ K. Wayne McDougall K. Wayne McDougall Interim Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to MapInfo Corporation and will be retained by MapInfo Corporation and furnished to the Securities and Exchange Commission or its staff upon request.